UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

6327-4 Argyle Forest Blvd. Jacksonville, FL (Address of principal executive offices)	32244 (Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On June 14, 2018, pursuant to the authority vested in the Board of Directors of ARC Group, Inc. (the “Company”) in accordance with the provisions of the Company’s Articles of Incorporation, the Board of Directors created a series of preferred stock designated as Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”) and authorized 1,000,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, for issuance. The creation of the Series A Convertible Preferred Stock became effective on July 14, 2018 upon the filing of the Certificate of Designation with the Secretary of State of the State of Nevada. Each share of Series A Convertible Preferred Stock is entitled to 100 votes per share and is convertible into one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a conversion price of $0.75 per share of Common Stock. The conversion price may be paid in cash, through a reduction in the number of shares of Common Stock received, or by other methods approved by the Board of Directors. In the event any shares of the Series A Convertible Preferred Stock are transferred by the holder thereof, such shares immediately and automatically convert into shares of Common Stock with the conversion price being paid by the recipient through a reduction in the number of shares of Common Stock received. The Series A Convertible Preferred Stock is treated pari passu with the Common Stock in all other respects.

On June 15, 2018, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Seenu G. Kasturi pursuant to which the Company sold Mr. Kasturi 449,581 shares of Series A Convertible Preferred Stock in exchange for 449,581 shares of Common Stock held by Mr. Kasturi. Upon receipt of the shares of Common Stock from Mr. Kasturi, the shares were retired and restored to the status of authorized and unissued shares of Common Stock. Accordingly, the number of shares of Common Stock outstanding immediately after the transaction was completed decreased from 6,974,008 shares to 6,524,427 shares. The shares of Series A Convertible Preferred Stock were issued to an accredited investor in a private placement transaction that was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act directly by the Company without engaging in any advertising or general solicitation of any kind and without payment of underwriting discounts or commissions to any person.

As a result of this transaction, Mr. Kasturi holds a total of 47,956,986 votes on matters submitted to a vote of shareholders, comprised of 44,958,100 votes held through his ownership of the shares of the 449,581 shares of Series A Convertible Preferred Stock and an additional 2,998,886 votes held through his beneficial ownership of 2,998,886 shares of Common Stock. All of the Company’s other stockholders collectively hold 3,525,541 votes through their ownership of Common Stock. As a result of this transaction, Mr. Kasturi has the ability to approve or not approve any matter requiring approval by the Company’s stockholders, including the election and removal of directors and any proposed merger, consolidation or sale of all or substantially all of the Company’s assets.

On June 15, 2018, immediately prior to the completion of this transaction, Mr. Kasturi beneficially owned 3,448,467 shares of Common Stock, representing approximately 49.5% of the outstanding shares of Common Stock and providing him with approximately 49.5% of the total outstanding votes on matters submitted to stockholders. Immediately after the completion of this transaction, Mr. Kasturi beneficially owned 449,581 shares of Series A Convertible Preferred Stock and 2,998,886 shares of Common Stock, representing 100% of the outstanding shares of Series A Convertible Preferred Stock and approximately 46% of the outstanding shares of Common Stock, providing him with 93.2% of the total outstanding votes on matters submitted to stockholders. As a result, this transaction could be deemed to have resulted in a change in control of the Company.

The foregoing description of the Certificate of Designation for the Series A Convertible Preferred Stock and the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation for the Series A Convertible Preferred Stock and the Securities Purchase Agreement attached hereto as Exhibits 3.1 and 10.1 and incorporated by reference herein.

Mr. Kasturi serves as the President, Chief Financial Officer and Chairman of the Board of Directors for ARC Group and owns approximately 46% of the issued and outstanding shares of Common Stock and 100% of the issued and outstanding shares of Series A Convertible Preferred Stock. Mr. Kasturi also serves as the President, Treasurer and Secretary, and sole member of, Raceland QSR, LLC (“Raceland”) and owns all of the equity interests in Raceland. Raceland is the landlord for the property on which one of the restaurants owned by the Company is located. In addition, Mr. Kasturi serves as the Chief Executive Officer, Treasurer and Secretary, and as the sole member of the board of directors, of Blue Victory Holdings, Inc., a Nevada corporation (“Blue Victory”), with which ARC Group has a $50,000 revolving line of credit facility, and owns 90% of the equity interests in Blue Victory. Mr. Kasturi also serves as the President, Treasurer and Secretary of, and is the sole member of, DWG Acquisitions, LLC, a Louisiana limited liability company (“DWG Acquisitions”), and owns all of the equity interests in DWG Acquisitions. DWG Acquisitions currently owns and operates two of ARC Group’s 18 franchised restaurants.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth herein under Item 1.01 Entry into a Material Definitive Agreement is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth herein under Item 1.01 Entry into a Material Definitive Agreement is incorporated by reference herein.

Section 5 – Corporate Governance and Management

Item 5.01	Changes in Control of Registrant.

The disclosure set forth herein under Item 1.01 Entry into a Material Definitive Agreement is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth herein under Item 1.01 Entry into a Material Definitive Agreement is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

3.1	Certificate of Designation for Series A Convertible Preferred Stock, dated June 14, 2018

10.1	Securities Purchase Agreement, dated June 15, 2018, by and between ARC Group, Inc. and Seenu G. Kasturi

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: June 20, 2018	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation for Series A Convertible Preferred Stock, dated June 14, 2018

10.1	Securities Purchase Agreement, dated June 15, 2018, by and between ARC Group, Inc. and Seenu G. Kasturi